                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        WASHINGTON, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                 October 24, 2001
                                                             ---------------------------------------------------------

                                             MACC PRIVATE EQUITIES INC.
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                               (Exact name of registrant as specified in its charter)

                    Delaware                                 0-24412                         42-1421406
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          (State or other jurisdiction                     (Commission                      (IRS Employer
                of incorporation)                         File Number)                   Identification No.)

                            Suite 800, 101 Second Street, S.E., Cedar Rapids, Iowa 52401
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                   (Address of principal executive offices)                                  (Zip Code)

Registrant's telephone number, including area code                                  (319) 363-8249
                                                                  ----------------------------------------------------

                                                        None
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                            (Former name or former address, if changed since last report)

Item 5.      Other Events.

               See Exhibit 99.1 to this Form 8-K.

                                                              SIGNATURES

         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     MACC PRIVATE EQUITIES INC.

DATE:  October 24, 2001                             /s/ David R. Schroder
                                                     David R. Schroder
                                                     President

                                                             EXHIBIT INDEX

Exhibit No.                Description of Exhibit

   99.1                    Press Release issued October 24, 2001